[GRAPHIC OF FLAGS OMITTED]

THE GABELLI GLOBAL
CONVERTIBLE SECURITIES FUND

SEMI-ANNUAL REPORT -- JUNE 30, 2000

                                                 [PHOTO OF HART WOODSON OMITTED]

                                                                    HART WOODSON

TO OUR SHAREHOLDERS,

      During the second quarter of 2000, the Gabelli Global Convertible Securities Fund (the "Fund") suffered as rising interest rates and inflation fears caused a downturn in global equity valuations. As expected, companies with weak balance sheets generating negative cash flow suffered the most. For example, the "Inter@ctive Week" Internet Index fell 20.29% during the quarter, while the technology heavy NASDAQ Composite Index (NASDAQ) declined by 13.27%. Unfortunately, the damage was not limited to the United States, as Japan's Nikkei 225 Index fell 17.08%. Europe fared better, as the Bloomberg 500 Index only slipped 4.55%. As previously cautioned, downside volatility is to be expected as the global economy transitions from liquidity-induced growth (post the Russian crisis and Y2K fears) to a more sustainable growth path.

      In the U.S., we believe that the Federal Reserve (the "Fed") is doing a good job in slowing the economy without jeopardizing expansion. We expect the recoveries in Japan and Europe to continue. As for stock selection, we have not altered our investment philosophy. We are long-term investors driven by fundamentals. We look for value, with a catalyst to unlock that value, on a global basis. The major macro underpinnings of the bull market remain intact: economics, earnings, liquidity and consolidation. Your portfolio continues to benefit from these trends, as evidenced by Vivendi's acquisition of Seagram and Texas Instruments' purchase of Burr-Brown. We believe a well-diversified (by geography and sector) portfolio of convertible securities offers investors an attractive total rate of return investment vehicle.

INVESTMENT PERFORMANCE

      For the second quarter ended June 30, 2000, the Fund's Class AAA Shares declined 10.16%. The Warburg Dillon Read Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley Capital International World Free Index of global equity markets returned (6.13)%, 0.49%, and (3.81)%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. The Fund was up 27.54% over the trailing twelve-month period. The Warburg Dillon Read Global


INVESTMENT RESULTS (CLASS AAA SHARES)(a)
--------------------------------------------------------------------------------------------------------------
                                                                       Quarter
                                                  -----------------------------------------
                                                   1st         2nd         3rd        4th          Year
                                                  ------      ------       ---        ---          ----

 2000:    Net Asset Value .....................   $15.04      $13.21        --          --           --
          Total Return ........................    10.6%      (10.2)%       --          --           --
--------------------------------------------------------------------------------------------------------------
 1999:    Net Asset Value .....................   $10.89      $11.91      $12.71      $13.88        $13.88
          Total Return ........................     7.6%        9.4%        6.7%       20.3%         51.1%
--------------------------------------------------------------------------------------------------------------
 1998:    Net Asset Value .....................   $10.43      $10.36       $9.09      $10.12        $10.12
          Total Return ........................    11.1%       (0.7)%     (12.3)%      12.2%          8.6%
--------------------------------------------------------------------------------------------------------------
 1997:    Net Asset Value .....................   $10.27      $10.98      $11.15       $9.39         $9.39
          Total Return ........................     0.9%        6.9%        1.5%       (6.1)%         2.8%
--------------------------------------------------------------------------------------------------------------
 1996:    Net Asset Value .....................   $11.34      $11.55      $11.41      $10.18        $10.18
          Total Return ........................     5.1%        1.9%       (1.2)%      (0.3)%         5.5%
--------------------------------------------------------------------------------------------------------------
 1995:    Net Asset Value .....................   $10.09      $10.64      $11.05      $10.79        $10.79
          Total Return ........................     1.6%        5.5%        3.9%        1.2%         12.6%
--------------------------------------------------------------------------------------------------------------
 1994:    Net Asset Value .....................   $10.38      $10.37      $10.64       $9.93         $9.93
          Total Return ........................     3.8%(b)    (0.1)%       2.6%       (5.2)%         0.9%(b)
--------------------------------------------------------------------------------------------------------------


                    Dividend History
--------------------------------------------------------
Payment (ex) Date    Rate Per Share   Reinvestment Price
-----------------    --------------   ------------------
December 27, 1999        $1.390             $13.67
December 28, 1998        $0.080             $ 9.96
December 30, 1997        $1.070             $ 9.33
December 31, 1996        $1.200             $10.18
December 29, 1995        $0.393             $10.79
December 30, 1994        $0.160             $ 9.93

----------------------------------------------------------
        Average Annual Returns (Class AAA Shares)
        -----------------------------------------
                     June 30, 2000 (a)
                     -----------------

  1 Year .................................  27.54%
  5 Year .................................  13.20%
  Life of Fund (b) .......................  11.50%
----------------------------------------------------------

(a) Total returns and average annual returns for the Class AAA Shares reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on February 3, 1994. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley Capital International World Free Index had total returns of 25.38%, 2.91%, and 12.37%, respectively, over the same twelve-month period.

      For the five-year period ended June 30, 2000, the Fund's total return averaged 13.20% annually, versus average annual total returns of 12.83%, 3.95%, and 16.62% for the Warburg Dillon Read Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley Capital International World Free Index, respectively.

      Since inception on February 3, 1994 through June 30, 2000, the Fund had a cumulative total return of 100.93%, which equates to an average annual return of 11.50%.

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants. For the second quarter ended June 30, 2000, The Gabelli Global Convertible Securities Fund Class A Shares had a total return of (10.16)% (excluding the effect of the 5.75% front-end sales charge). (Class B and Class C Shares have not been issued as of June 30, 2000). The Class A Shares ended the second quarter with a net asset value of $13.21.

OUR INVESTMENT OBJECTIVE

      The Fund's objective is to obtain a high rate of total return by investing in global convertible securities. We expect to achieve a competitive rate of return by investing primarily in coupon paying convertible securities which meet our selective investment criteria.

OUR APPROACH

      We weigh both country-specific and company-specific factors to make our investment decisions. Country-specific factors include political stability, economic growth, inflation and trends in interest rates. With regard to companies, we seek firms which are undervalued in relation to their long-term potential value. We then look for some dynamic in the country or company which can unlock this value. In the case of global telecommunications, the dynamic is the privatization of state-owned monopolies. In developing countries, it is the need to provide the infrastructure for growth. In Japan, it is the change from an industrial to a consumer-oriented economy. In commodities, it is the increase in industrial demand.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of June 30, 2000. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINT GRAPHIC AS FOLLOWS:

     HOLDINGS BY GEOGRAPHIC REGION - 6/30/00

         United States             39.1%
         Europe                    28.8%
         Japan                     27.1%
         Latin America              2.4%
         Canada                     1.9%
         Asia/Pacific Rim           0.7%


WHAT ARE GLOBAL CONVERTIBLE SECURITIES?

      Global convertible securities are bonds, preferred shares and warrants of domestic or foreign issuers which may be converted into a fixed number of shares of the underlying company. Convertibles are hybrid securities which combine the capital appreciation potential of equities with the higher yield of fixed income instruments. They can be thought of as a straight bond together with an embedded call option (or warrant) on the underlying equity.

WHAT ARE THE BENEFITS OF GLOBAL CONVERTIBLE SECURITIES?

      Reduced volatility is foremost. Investing in foreign equity markets can be rewarding but volatile. Our goal is to earn a high, risk-adjusted rate of return. Due to its fixed income characteristics, a convertible security will provide more stability than its underlying common stock. In the current market environment, the Gabelli Global Convertible Securities Fund provides an attractive alternative by combining the capital appreciation potential of global equity investing with the higher current income usually associated with bonds.

COMMENTARY

UNITED STATES

      After raising interest rates 1.75% since May of 1999, the effects of the Fed's tightening are beginning to take hold. The growth in Gross Domestic Product (GDP) slowed to 5.4% in the first quarter of 2000 from the breakneck speed of 7.3% in the final quarter last year. Inflation remains a concern, but we may have already seen the peak in energy prices, as OPEC agreed to increase production quotas at the end of June. As the Fed reaches the end of its tightening cycle, we expect the economy to continue to slow in the second half. What does this mean for global convertible investors?

      As the economy slows, short-term interest rates are likely to fall, benefiting the fixed income component of convertibles. Meanwhile, the macro underpinnings of the equity market remain intact. Liquidity is strong. During the first five months of 2000, inflows into equity mutual funds totaled $188 billion. This was equal to the total amount invested in all of 1999. Merger and acquisition activity continued to surge, with $170 billion reported in the first four months of the year. However, the current administration's increased vigilance to scrutinize deals (i.e. WorldCom/Sprint) could dampen this trend. In this context, a Bush victory in November could be a plus for the market.

      With the economy slowing, the main concern will be earnings. After a strong first quarter, operating earnings of the Standard & Poor's ("S&P") 500 Index are expected to grow in the low double digits. We favor companies with steady growth in revenues and cash flow because shortfalls are likely to be severely punished.

EUROPE

      During the first quarter, GDP grew at an annualized rate of 3.0% in Euroland. Like the Fed, the European Central Bank (ECB) is keeping a close watch on inflation. Producer prices rose 0.8% in May and the ECB is likely to raise rates again to avoid an overheating economy. German retail sales were strong in April and industrial goods orders rose above expectations in May. In France, both private consumption and investment are driving the economy. Merger and acquisition activity in Europe is outpacing the United States. The Euro, after reaching a low of $0.88, is showing signs of recovery as growth rates and interest rate differentials between Europe and the U.S. narrow.

JAPAN

      The Tankan survey of large manufacturers' sentiment about the direction of the economy rose to +3 in June from -9 in March. This is the first positive reading on the index since September 1997. During the first quarter, exports helped increase industrial production by 6.5%, the fastest rate since the late 1980's. This year exports have grown three times faster than imports. These positive signs are improving consumer confidence.

      However, the economy continues to face problems. Deficit spending has raised the overall debt level to 125% of GDP, one of the highest ratios in the world. Consequently Fitch, the credit rating agency, downgraded Japan's long-term local currency rating from AAA to AA+. Also troubling is the government's proposal to bail out the failing department store chain Sogo. Such proposals do not encourage the tough restructuring measures required by the economy. Nevertheless, the corporate culture is changing. DuPont, the U.S. based chemical producer, announced that it was looking to make acquisitions in Japan as hostile takeovers become more frequent.

LET'S TALK CONVERTS

BURR-BROWN CORP. (4.25%, 02/15/07) is a global developer, manufacturer, and marketer of analog and mixed signal integrated circuits. The company produces high precision data converters and other signal processing components. The company is currently in the process of being acquired by Texas Instruments (TXN
- $68.6875 - NYSE), the world's leader in digital signal processors and analog semiconductors, for $7.6 billion in stock.

With the stock at $89.375, the convertible trades at 173.875% on a 12% premium to parity and enjoys a 2.4% yield advantage over the common stock.

LSI LOGIC CORP. (LSI, 4.00%, 02/15/05) is a semiconductor company based in California that supplies communication chips for wireless, data networking, broadband, and digital set-top box applications. Its revenues grew 39% in 1999 due to the tremendous growth in demand for greater bandwidth in data and voice devices. LSI has made large gains with its storage area network (SAN) systems that provide new methods for connection and sharing among multiple servers. The company looks forward to the U.S. release of Sony's Playstation 2 later this summer, because every unit will contain a LSI chip.

With the stock at $53.50, the bond trades at 105.375% on a 32% premium and a 3.80% yield advantage.

NEC CORP. (1.90%, 03/31/04) is a one hundred year-old Tokyo-based manufacturer and marketer of a wide range of computers and electrical components and equipment. It also produces cellular phones, communication systems, and other telecommunication devices. NEC is the second largest worldwide supplier of computer chips. In the fiscal year ended March 31, 2000, the company began a substantial turnaround, earning 10.4 billion yen (US $99 million) on sales of
4.9 trillion yen (US $48 billion).

The convertible, rated BBB by Mikuni, trades at 180.25% with the common stock at 3,400 Japanese Yen, which is a 5.2% premium. With a current yield of 1.0%, the bond enjoys a 0.87% yield advantage over the common.

NIHON DEMPA KOGYO CO. LTD. (DEMPA KOGY DEMPA) (0.90%, 09/28/01) is a Japanese company that manufactures synthetic quartz and quartz-related products including filters, oscillators, and resonators for electronic applications. The company's revenues grew by 20% in the fiscal year ended March 31, 2000 to 56.5 billion yen (US $540 million) while operating profits rose by 162%.

The bond yields 0.32% more than the common stock, which is currently priced at 5,500 yen. The convertible is "deep-in-the money", trading at a parity of 156.50%.

PORTUGAL TELECOM SA (1.50%, 06/07/04) provides the majority of domestic and international fixed telephone services in Portugal, along with a growing share of cellular, cable TV, and multimedia services. The company recently joined forces with Commerce One Inc., the leading e-commerce company, to create a new business-to-business electronic marketplace (PT Electronic Marketplace). The company has also acquired control of wireless phone services in Brazil (Telesp Cellular) and Morocco, where there is significant demand for wireless products.

The convertible, which is rated A+ by Standard and Poor's, trades at 120.50% on a 10% premium with the stock at 11.75 euros.

SWISS LIFE FINANCE LTD. (2.00%, 05/20/03) is convertible into shares of Glaxo Wellcome. Glaxo Wellcome (GLX - $57.8125 - NYSE), a U.K. based company, is a leading producer of pharmaceuticals for a variety of health areas including respiratory ailments (which make up 30% of sales), epilepsy, HIV, and indigestion. In 1981, the company introduced one of its most successful drugs, Zantac (for heartburn), which boosted the company to the top of the anti-ulcer drug market in the US. The company looks for large cost savings when it completes its announced merger with rival SmithKline Beecham (SBH - $65.1875 -
NYSE) later this summer.

With the stock at 19.25 British pounds, the convertible trades at 100.50% on a 28% premium and 2% current yield.

TELEFONOS DE MEXICO SA (4.25%, 6/15/04), also known as Telmex, provides a wide range of telecommunication services, from local and long distance to cellular, throughout Mexico. Telmex also provides other related telecommunication services, such as directory services and Internet access. In fact, Telmex controls about 75% of the Mexican long distance market and just launched T1msn.com, a Spanish-language Internet portal with Microsoft.

This bond trades at 128.25% with the stock at $53.75, which is a 13.24% conversion premium with a 1.8% yield advantage.

UNITED NEWS AND MEDIA PLC (6.125%, 12/03/03) is a London based media company. It has operations in broadcasting and entertainment, business services, and consumer publishing in over 20 countries. The group's publishing offerings include newspapers, business magazines, exhibitions and market research. United is in the process of selling Miller Freeman, the world's largest trade show group, and is in talks to merge with Carlton Communications, a rival UK broadcaster. United has also expanded its Internet holdings.

This bond yields 2.20% more than the common stock and trades at 133.0% with the stock at 9.24 British pounds, an 8.67% premium to parity.

VIVENDI (1.25%, 01/01/04) is a French based conglomerate that provides services in many different areas. It is the world's largest water company and has sizeable construction, waste management, transportation, and electricity services. Vivendi began expanding into the entertainment and wireless industry with the acquisition of Cedant Software in 1999, and the announcement of a joint venture with Vodafone in 2000 to develop an Internet portal (Vizzavi). Most recently, Vivendi has proposed a $41 billion dollar merger with Seagram to create Vivendi Universal. The main focus of the deal is to provide additional content (i.e. music) for Vizzavi.

The Vivendi 1.25% convertible due 2004 is rated BBB and trades at 319.5 euros on a 13% premium.

Vivendi Environment's 1.50% convertible, due in 2005, trades at 322 euros (i.e. 118.10%), with the stock at 92.50 euros on a 14% premium. This convertible gives the holder a priority subscription right and a 5% discount for Vivendi Environment's initial public offering expected in July.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

CONCLUSION

     The second quarter was difficult for global convertible investors. Nevertheless, we believe the general macro conditions remain constrictive and are likely to improve (especially in Japan and Europe). In the year ahead, we will remain focused on company fundamentals, seeking the world's most compelling investment opportunities. We thank you for your continued support of our investment philosophy.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GAGCX. Please call us during the business day for further information.

                                                    Sincerely,

                                                    /S/ SIGNATURE OMITTED

                                                    A. HARTSWELL WOODSON, III
                                                    Portfolio Manager

July 14, 2000

--------------------------------------------------------------------------------
                 MONTHLY DISTRIBUTIONS -- $0.10 PER SHARE
                 ----------------------------------------
Reinvestment Date   Reinvestment Price   Reinvestment Date  Reinvestment Price
--------------------------------------------------------------------------------
January 27, 2000        $14.05            April 26, 2000          $13.64
February 25, 2000       $15.28            May 26, 2000            $12.62
March 29, 2000          $15.26            June 28, 2000           $13.38



---------------------------------------------------------------------
                          TOP TEN HOLDINGS
                            JUNE 30, 2000
                            -------------
Clear Channel Communications Inc.     Toho Co., Ltd.
NEC Corp.                             Comverse Technology Inc.
United News & Media plc               Level One Communications Inc.
Swiss Life Finance Ltd.               Daiwa Securities Group Inc.
Nihon Denpa Kogyo Co. Ltd.,           Telefonos de Mexico SA
  (Dempa Kogy Dempa)
---------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                              MARKET
  AMOUNT                                                 COST           VALUE
 ---------                                               ----           -----


               CORPORATE BONDS -- 80.1%
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.4%
$   125,000    Standard Motor Products Inc.,
                 Sub. Deb. Cv.
                 6.75%, 07/15/09 .................    $  125,000    $    64,687
                                                       ---------      ---------
               BROADCASTING -- 6.7%
    700,000(c) Canal Plus / Mediaset,
                 Sub. Deb. Cv.
                 3.50%, 04/01/02 .................       125,372        365,838
    400,000    Clear Channel
                 Communications Inc.,
                 2.63%, 04/01/03 .................       506,667        517,500
 15,000,000(b) Tokyo Broadcasting
                 System Inc.,
                 Sub. Deb. Cv.
                 1.80%, 03/31/03 .................       171,187        270,041
                                                       ---------      ---------
                                                         803,226      1,153,379
                                                       ---------      ---------
               BUSINESS SERVICES -- 3.7%
    100,000    Omnicom Group Inc.,
                 2.25%, 01/06/13 .................       154,491        183,750
    131,976(d) Vivendi, Cv.
                 1.25%, 01/01/04 .................       148,513        141,729
    284,550(d) Vivendi Environment, Cv.
                 1.50%, 01/01/05 .................       307,560        316,038
                                                       ---------      ---------
                                                         610,564        641,517
                                                       ---------      ---------
               COMMUNICATIONS EQUIPMENT -- 1.9%
    300,000    LSI Logic Corp., Cv.
                 4.00%, 02/15/05 .................       358,402        319,125
                                                       ---------      ---------
               COMPUTER SOFTWARE AND SERVICES -- 2.5%
 22,000,000(b) Capcom Co. Ltd., Cv.
                 1.00%, 09/30/05 .................       234,826        240,539
      8,000    NBC Internet Inc.,
                 Sub. Deb. Cv.
                 7.25%, 02/15/03 .................       490,725        186,000
                                                       ---------      ---------
                                                         725,551        426,539
                                                       ---------      ---------
               DIVERSIFIED INDUSTRIAL -- 5.2%
    100,000    Comverse Technology Inc., Cv.
                 4.50%, 07/01/05 .................       194,432        431,000
    200,000(d) Elektrim Finance,
                 Sub. Deb. Cv.
                 3.75%, 07/02/04 .................       208,680        181,402
 20,000,000(b) Nippon Ceramic, Cv.
                 1.00%, 12/30/02 .................       272,628        280,880
                                                       ---------      ---------
                                                         675,740        893,282
                                                       ---------      ---------

 PRINCIPAL                                                              MARKET
  AMOUNT                                                 COST           VALUE
 ---------                                               ----           -----
               ELECTRONICS -- 15.8%
$   200,000    Burr-Brown Corp.
                 Sub. Deb. Cv.
                 4.25%, 02/15/07 (a) .............    $  262,605    $   337,500
    100,000    Level One Communications Inc.,
                 4.00%, 09/01/04 .................       195,363        423,250
 30,000,000(b) NEC Corp., Cv.
                 1.90%, 03/31/04 .................       349,660        503,040
 30,000,000(b) Nihon Denpa Kogyo Co. Ltd.
                 (Dempa Kogy Dempa),
                 0.90%, 09/28/01 .................       314,514        442,528
               Sanyo Electric Co. Ltd., Cv.
 12,000,000(b)   1.70%, 11/29/02 .................       149,937        184,929
 20,000,000(b)   1.60%, 11/30/04 .................       228,275        231,868
 10,000,000(b) Sony Corp., Sub. Deb. Cv.
                 1.40%, 03/31/05 .................       242,195        236,109
    200,000    STMicroelectronics NV,
                 Zero Coupon, 09/22/09 ...........       211,453        343,250
                                                       ---------      ---------
                                                       1,954,002      2,702,474
                                                       ---------      ---------
               ENERGY AND UTILITIES -- 2.8%
    251,460(d) Belgelectric Finance BV, Cv.
                 1.50%, 08/04/04 .................       255,801        264,943
    110,000    Devon Energy Corp.,
                 4.95%, 08/15/08 .................       117,624        105,875
    100,000    Diamond Offshore Drilling Inc.,
                 Sub. Deb. Cv.
                 3.75%, 02/15/07 .................       106,843        104,750
                                                       ---------      ---------
                                                         480,268        475,568
                                                       ---------      ---------
               ENTERTAINMENT -- 2.5%
 35,000,000(b) Toho Co. Ltd.,
                 Sub. Deb. Cv.
                 0.90%, 08/31/04 .................       412,791        436,448
                                                       ---------      ---------
               EQUIPMENT AND SUPPLIES -- 5.8%
    150,000    Antec Corp., Sub. Deb. Cv.
                 4.50%, 05/15/03 .................       189,451        255,750
 30,000,000(b) Sato Corp.,
                 Sub. Deb. Cv.
                 0.55%, 09/30/03 .................       348,755        359,112
 20,000,000(b) THK Co. Ltd.,
                 0.30%, 09/30/03 .................       217,498        377,021
                                                       ---------      ---------
                                                         755,704        991,883
                                                       ---------      ---------
               FINANCIAL SERVICES -- 12.4%
    250,000    Cregem Finance NV,
                 Sub. Deb. Cv.
                 2.75%, 01/06/04 .................       280,653        304,375
 30,000,000(b) Daiwa Securities Group Inc.,
                 Sub. Deb. Cv.
                 0.50%, 09/29/06 .................       335,214        418,493

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                              MARKET
  AMOUNT                                                 COST           VALUE
 ---------                                               ----           -----

               CORPORATE BONDS (CONTINUED)
               FINANCIAL SERVICES (CONTINUED)
    200,000(d) Deutsche Bank Finance NV,
                 Sub. Deb. Cv.
                 2.00%, 12/22/03 .................    $  215,977    $   216,012
    125,775(d) Finaxa, Sub. Deb. Cv.
                 3.00%, 01/01/07 .................       203,217        239,781
     99,994(d) Finmeccanica SpA, Cv.
                 2.00%, 06/08/05(a) ..............        94,589         94,161
    700,000(d) Groupe Bruxelles Lambert SA,
                 Sub. Deb. Cv.
                 2.50%, 07/09/03 .................       383,405        363,220
$   500,000    Swiss Life Finance Ltd., Cv.
                 2.00%, 05/20/03 .................       490,740        496,250
                                                      ----------    -----------
                                                       2,003,795      2,132,292
                                                      ----------    -----------
               FOOD AND BEVERAGE -- 1.8%
 10,000,000(b) Takara Shuzo Co.,
                 Sub. Deb. Cv.
                 0.90%, 03/31/03 .................       302,394        311,042
                                                      ----------    -----------
               HEALTH CARE -- 3.4%
    200,000    Centocor Inc., Sub. Deb. Cv.
                 4.75%, 02/15/05 .................       270,516        270,750
 20,000,000(b) Yamanouchi Pharmaceutical
                 Co. Ltd., Cv.
                 1.50%, 12/31/02 .................       285,406        311,042
                                                      ----------    -----------
                                                         555,922        581,792
                                                      ----------    -----------
               PUBLISHING -- 5.2%
    100,000(e)   Daily Mail & General Trust plc,
                 2.50%, 10/05/04 ...................     166,199        199,548
    250,000    Medya Holding, Sub. Deb. Cv.
                 10.00%, 06/28/01 ................       249,902        188,750
    250,000(e) United News & Media plc,
                 Sub. Deb. Cv.
                 6.13%, 12/03/03 .................       454,692        501,214
                                                      ----------    -----------
                                                         870,793        889,512
                                                      ----------    -----------
               TELECOMMUNICATIONS -- 8.1%
    250,000    Bell Atlantic Financial, Cv.
                 4.25%, 09/15/05 .................       261,016        308,437
    350,000(d) Portugal Telecom International
                 Finance, Sub. Deb. Cv.
                 1.50%, 06/07/04 .................       409,219        398,489
    125,000    Telefonica Europe BV,
                 Sub. Deb. Cv.
                 2.00%, 07/15/02 .................       174,341        273,821
    300,000    Telefonos de Mexico SA,
                 4.25%, 06/15/04 .................       365,786        402,375
                                                      ----------    -----------
                                                       1,210,362      1,383,122
                                                      ----------    -----------

 PRINCIPAL                                                              MARKET
  AMOUNT                                                 COST           VALUE
 ---------                                               ----           -----

               WIRELESS COMMUNICATIONS -- 1.9%
  $ 550,000    United States Cellular Corp.,
                 Zero Coupon, 06/15/15 ...........    $  328,347    $   328,625
                                                      ----------    -----------
               TOTAL CORPORATE BONDS                  12,172,861     13,731,287
                                                      ----------    -----------
    SHARES
   -------
               PREFERRED STOCKS -- 17.5%
               BROADCASTING -- 1.4%
      4,000    Emmis Communications Corp.,
                 6.25% Pfd., Ser. A+ .............       247,500        232,000
                                                      ----------    -----------
               BUSINESS SERVICES -- 1.5%
      4,000    Amdocs Ltd.,
                 6.75% Cv. Pfd. ..................       133,700        252,500
                                                      ----------    -----------
               CABLE -- 3.0%
      6,000    MediaOne Group Inc.,
                 7.00% Cv. Pfd. ..................       241,050        243,000
      4,500    UnitedGlobalCom Inc.,
                 7.00% Cv. Pfd. (a) ..............       265,125        270,563
                                                      ----------    -----------
                                                         506,175        513,563
                                                      ----------    -----------
               CONSUMER SERVICES -- 0.5%
      4,000    Carriage Services Inc.,
                 7.00% Cv. Pfd. (a) ..............       200,000         94,000
                                                      ----------    -----------
               DIVERSIFIED INDUSTRIAL -- 1.6%
      5,000    Titan Capital Trust,
                 5.75% Cv. Pfd. (a) ..............       250,000        273,750
                                                      ----------    -----------
               ENERGY AND UTILITIES -- 1.2%
        300    EVI Inc., 5.00% Cv. Pfd. ..........         9,413         13,800
      4,000    EVI Inc., 5.00% Cv. Pfd. (a) ......       200,000        184,000
                                                      ----------    -----------
                                                         209,413        197,800
                                                      ----------    -----------
               ENTERTAINMENT -- 2.2%
      6,000    Seagram Co.,
                 7.50% Cv. Pfd. ..................       314,912        322,500
      2,000    Village Roadshow Ltd.,
                 6.50% Cv. Pfd. ..................        85,000         55,625
                                                      ----------    -----------
                                                         399,912        378,125
                                                      ----------    -----------
               PAPER AND FOREST PRODUCTS -- 0.4%
      2,000    Amcor Ltd.,
                 7.25% Cv. Pfd. ..................        94,000         74,000
                                                      ----------    -----------
               PUBLISHING -- 2.0%
     10,000    Reader's Digest Association
                 Inc., $1.9336 Cv. Pfd. ..........       304,219        350,000
                                                      ----------    -----------

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                        MARKET
  SHARES                                                 COST           VALUE
 ---------                                               ----           -----
               PREFERRED STOCK  (CONTINUED)
               TELECOMMUNICATIONS -- 2.4%
      5,000    BroadWing Inc.,
                 6.75% Cv. Pfd., Ser. B ..........   $   261,500    $   235,000
      4,000    Global Telesystems Group Inc.,
                 7.25% Cv. Pfd. ..................       197,500         89,000
      4,000    Global Telesystems Group Inc.,
                 7.25% Cv. Pfd.+ .................       200,000         92,250
                                                     -----------    -----------
                                                         659,000        416,250
                                                     -----------    -----------
               WIRELESS COMMUNICATIONS -- 1.3%
      4,000    Winstar Communications Inc.,
                 7.00% Cv. Pfd. ..................       173,500        225,000
                                                     -----------    -----------
               TOTAL PREFERRED STOCKS                  3,177,419      3,006,988
                                                     -----------    -----------

               COMMON STOCKS -- 1.5%
               ENTERTAINMENT -- 1.5%
      3,306    Time Warner Inc. ..................       108,600        251,226
                                                     -----------    -----------
               TOTAL
                 INVESTMENTS -- 99.1%.............   $15,458,880     16,989,501
                                                     ===========
               OTHER ASSETS AND
                 LIABILITIES (NET) -- 0.9%......................        161,033
                                                                    ------------
               NET ASSETS -- 100.0%
                 (1,298,714 shares outstanding) ................    $17,150,534
                                                                    ===========
------------------------
               For Federal tax purposes:
               Aggregate cost ..................................    $15,458,880
                                                                    ===========
               Gross unrealized appreciation ...................    $ 2,511,046
               Gross unrealized depreciation ...................       (980,425)
                                                                    -----------
               Net unrealized appreciation .....................    $ 1,530,621
                                                                    ===========


 PRINCIPAL                                    SETTLEMENT    NET UNREALIZED
  AMOUNT                                         DATE        DEPRECIATION
 ---------                                    ----------    --------------
               FORWARD FOREIGN EXCHANGE CONTRACTS
207,680,000(b) Deliver Japanese Yen
                 in exchange for
                 USD $2,043,250 ............   02/16/01       $(43,250)
194,760,000(b) Deliver Japanese Yen
                 in exchange for
                 USD $1,962,320 ............   06/27/01       $ 37,680
                                                              --------
                                                              $ (5,570)
                                                              ========
------------------------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of Rule 144A securities amounted to $1,254,074 or 7.3% of net assets.
(b)   Principal amount denoted in Japanese Yen.
(c)   Principal amount denoted in French Francs.
(d) Principal amount denoted in Euros. (e) Principal amount denoted in British Pounds.
+     Non-income producing security.
USD - U.S. Dollars.

                                       % OF
                                      MARKET         MARKET
    GEOGRAPHIC DIVERSIFICATION         VALUE         VALUE
    --------------------------        ------      ----------
    North America ................     41.0%      $ 6,965,588
    Europe .......................     28.8%        4,888,821
    Japan ........................     27.1%        4,603,092
    Latin America ................      2.4%          402,375
    Asia/Pacific Rim .............      0.7%          129,625
                                      ------      -----------
                                      100.0%      $16,989,501
                                      ======      ===========

                 See accompanying notes to financial statements.

                         THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
----------------------------------------------------------------
ASSETS:
  Investments, at value (Cost $15,458,880) ........  $16,989,501
  Receivable for investments sold .................      972,798
  Receivable for Fund shares sold .................        1,670
  Dividends, interest and reclaims receivable .....       76,332
                                                     -----------
  TOTAL ASSETS ....................................   18,040,301
                                                     -----------
LIABILITIES:
  Payable for investments purchased ...............      241,050
  Payable for Fund shares redeemed ................        5,771
  Payable for investment advisory fees ............       15,264
  Payable for distribution fees ...................        3,816
  Payable to custodian ............................      591,027
  Unrealized depreciation on forward
    foreign exchange contracts ....................        5,570
  Other accrued expenses ..........................       27,269
                                                     -----------
  TOTAL LIABILITIES ...............................      889,767
                                                     -----------
  NET ASSETS applicable to 1,298,714
    shares outstanding ............................  $17,150,534
                                                     ===========
NET ASSETS CONSIST OF:
  Capital stock, at par value .....................  $     1,299
  Additional paid-in capital ......................   15,508,956
  Accumulated net investment loss .................     (319,529)
  Accumulated net realized gain on investments
    and foreign currency transactions .............      436,253
  Net unrealized appreciation on investments
    and foreign currency transactions .............    1,523,555
                                                     -----------
  TOTAL NET ASSETS ................................  $17,150,534
                                                     ===========
SHARES OF CAPITAL STOCK:
   CLASS AAA:
   Net Asset Value, offering and
     redemption price per share
     (1,298,398 shares outstanding) ...............       $13.21
                                                          ======
   CLASS A:
   Net Asset Value and redemption
     price per share (316 shares outstanding) .....       $13.21
                                                          ======
   Maximum sales charge ...........................        5.75%
                                                           =====
   Maximum offering price per share (NAV
     [DIVIDE] 0.9425, based on maximum sales
     charge of 5.75% of the offering price at
     June 30, 2000) ...............................       $14.02
                                                          ======


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
----------------------------------------------------------------
INVESTMENT INCOME:
  Dividends .......................................  $   101,984
  Interest ........................................      179,251
  Amortization of premium .........................     (385,699)
                                                     -----------
  TOTAL INVESTMENT LOSS ...........................     (104,464)
                                                     -----------
EXPENSES:
  Investment advisory fees ........................       99,452
  Distribution fees ...............................       24,903
  Registration fees ...............................       18,971
  Shareholder communications expenses .............       18,720
  Shareholder services fees .......................       16,687
  Legal and audit fees ............................       11,732
  Custodian fees ..................................        8,302
  Directors' fees .................................          271
  Interest expense ................................       13,417
  Miscellaneous expenses ..........................        2,610
                                                     -----------
  TOTAL EXPENSES ..................................      215,065
                                                     -----------
  NET INVESTMENT LOSS .............................     (319,529)
                                                     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized gain on investments
    and foreign currency transactions .............    1,287,341
  Net change in unrealized appreciation
    on investments and foreign currency
    transactions ..................................   (1,672,211)
                                                     -----------
  NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS AND FOREIGN CURRENCY
    TRANSACTIONS ..................................     (384,870)
                                                     -----------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ...............................  $  (704,399)
                                                     ===========

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------
                                                                       SIX MONTHS ENDED
                                                                         JUNE 30, 2000        YEAR ENDED
                                                                          (UNAUDITED)      DECEMBER 31, 1999
                                                                      -----------------    -----------------
OPERATIONS:
  Net investment loss                                                    $  (319,529)        $   (216,886)
  Net realized gain on investments and foreign currency transactions ...   1,287,341            1,762,262
  Net change in unrealized appreciation on investments
    and foreign currency transactions ..................................  (1,672,211)           2,778,010
                                                                         -----------          -----------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......    (704,399)           4,323,386
                                                                         -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  In excess of net investment income                                              --              (33,793)
  Net realized gain on investments .....................................    (851,088)          (1,531,962)
                                                                         -----------          -----------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................    (851,088)          (1,565,755)
                                                                         -----------          -----------
CAPITAL SHARE TRANSACTIONS:
  Class AAA ............................................................   1,108,162            7,509,096
  Class A ..............................................................       5,010                   --
                                                                         -----------          -----------
  Net increase in net assets from capital share transactions ...........   1,113,172            7,509,096
                                                                         -----------          -----------
  NET INCREASE (DECREASE) IN NET ASSETS ................................    (442,315)          10,266,727
NET ASSETS:
  Beginning of period ..................................................  17,592,849            7,326,122
                                                                         -----------          -----------
  End of period ........................................................ $17,150,534          $17,592,849
                                                                         ===========          ===========

                See accompanying notes to financial statements.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1. ORGANIZATION. The Gabelli Global Convertible Securities Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is to obtain a high rate of total return. The Fund commenced investment operations on February 3, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

OPTIONS. The Fund may purchase or write call or put options on securities or indices. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid. For the six months ended June 30, 2000 the Fund did not write options.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At June 30, 2000, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency,

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2000 the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $24,900 and $3 for Class AAA and Class A Shares, respectively, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 2000, other than short term securities, aggregated $10,597,184 and $9,963,572, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 2000, the Fund paid brokerage commissions of $180 to Gabelli & Company, Inc. and its affiliates.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were $203,000 of borrowings outstanding at June 30, 2000.

The average daily amount of borrowings outstanding within the six months ended June 30, 2000 was $444,594, with a related weighted average interest rate of 6.88%. The maximum amount borrowed at any time during the six months ended June 30, 2000 was $2,840,000.

8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                           SIX MONTHS ENDED               YEAR ENDED
                                                             JUNE 30, 2000              DECEMBER 31, 1999
                                                     --------------------------    --------------------------
                                                      SHARES          AMOUNT         SHARES          AMOUNT
                                                     ---------      -----------    ---------      -----------
                                                             CLASS AAA                      CLASS AAA
                                                     --------------------------    --------------------------

Shares sold ......................................    850,082       $12,427,636     939,175      $12,219,522
Shares issued upon reinvestment of dividends .....     58,566           814,793     110,965        1,520,095
Shares redeemed ..................................   (878,140)      (12,134,267)   (506,169)      (6,230,521
                                                     --------       -----------     -------       ----------
    Net increase .................................     30,508       $ 1,108,162     543,971      $ 7,509,096
                                                     ========       ===========     =======      ===========

                                                             CLASS A (A)
                                                     --------------------------
Shares sold ......................................        307       $     4,886
Shares issued upon reinvestment of dividends .....          9               124
                                                     --------       -----------
    Net increase .................................        316       $     5,010
                                                     ========       ===========

(a) From commencement of offering on March 1, 2000.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
9. NEW SHARE CLASSES. The Board of Directors of the Fund approved a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund - Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board has also approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA Shares). The New Share Classes were offered to the public as of March 1, 2000. No Class B or Class C shares have been sold as of June 30, 2000. Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a contingent deferred sales charge (CDSC) upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C shares are subject to a 1% CDSC for two years after purchase.


THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout each period:

                            INCOME FROM INVESTMENT OPERATIONS                                  DISTRIBUTIONS
                --------------------------------------------------------    ------------------------------------------------------
                                               Net                                                                      In Excess
                Net Asset       Net        Realized and         Total                     In Excess        Net           of Net
  Period          Value,     Investment     Unrealized          from           Net         of Net        Realized       Realized
   Ended        Beginning      Income      Gain (Loss) on     Investment    Investment    Investment     Gain on         Gain on
December 31     of Period      (Loss)       Investments       Operations      Income       Income       Investments    Investments
-----------     ---------    ----------    --------------     ----------    ----------    ----------    -----------    -----------
CLASS AAA
   2000(a)        $13.88       $(0.22)         $0.15            $(0.07)            --           --        $(0.60)            --
   1999            10.12        (0.18)          5.33              5.15             --       $(0.03)        (1.36)            --
   1998             9.93        (0.12)          0.93              0.81             --        (0.01)        (0.07)            --
   1997            10.18         0.11           0.17              0.28         $(0.14)          --         (0.90)        $(0.13)
   1996            10.79         0.43           0.16              0.59          (0.43)          --         (0.77)            --
   1995             9.93         0.39           0.86              1.25          (0.39)          --            --             --
CLASS A
   2000(b)         15.89        (0.22)         (2.06)            (2.28)            --           --         (0.40)            --



                 DISTRIBUTIONS                                          RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                 -------------                                 -----------------------------------------------------------
                                                                                 Net
                                   Net Asset                   Net Assets     Investment       Operating
  Period                            Value,                       End of      Income (Loss)     Expenses to       Portfolio
   Ended            Total           End of       Total           Period       to Average       Average Net       Turnover
December 31      Distributions      Period       Return+       (in 000's)     Net Assets      Assets (c)(d)        Rate
-----------      -------------     ---------     -------       -----------   -------------    -------------      ---------
CLASS AAA
   2000(a)          $(0.60)          $13.21       (0.7)%         $17,147       (3.21)%(e)        2.16%(e)           51%
   1999              (1.39)           13.88       51.1            17,593       (2.29)            2.44              151
   1998              (0.08)           10.12        8.6             7,326       (1.00)            2.63               89
   1997              (1.07)            9.39        2.8             9,375        1.17             2.48              100
   1996              (1.20)           10.18        5.5            13,527        2.00             2.35              126
   1995              (0.39)           10.79       12.6            15,742        2.90             2.41              152
CLASS A
   2000(b)           (0.40)           13.21      (14.3)                4       (3.21)(e)         2.16(e)            51

--------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) For the period ended June 30, 2000; unaudited. (b) From commencement of offering on March 1, 2000.
(c) The Fund incurred interest expense during the years ended December 31, 1999 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.42%and 2.46%, respectively. In addition, the ratio for the year ended December 31, 1997 does not include a reduction of expenses for custodian fee credits. Including such credits, the ratio would have been 2.47%.
(d) The Fund incurred interest expense during the six months ended June 30, 2000. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 2.03% for Class AAA and Class A.
(e) Annualized.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------
GABELLI ASSET FUND ________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _______________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND _____________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                              PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND  ____________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND  ______________
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion.
(NO-LOAD)                                 PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND ___
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                           PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND __
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (NO-LOAD)
                                              PORTFOLIO MANAGER:  PATRICIA FRAZE

GABELLI EQUITY INCOME FUND ________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND __________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (NO-LOAD)
                             PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES (SERVICE MARK) FUND _____
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                           TEAM MANAGED:  MARIO J. GABELLI, CFA,
                                          MARC J. GABELLI,  LAURA K. LINEHAN AND
                                                                 WALTER K. WALSH

GABELLI VALUE FUND ________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation.
MAX. SALES CHARGE: 51/2%
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  ______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (NO-LOAD)
                                        PORTFOLIO MANAGER:  TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  _________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  _____________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)

                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND ___
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT SHARES OF
THE TREASURER'S FUND ______________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (NO-LOAD) TEAM MANAGED:
  MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI AND IVAN ARTEAGA, CFA

  GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation.
  (NO-LOAD)                                      PORTFOLIO MANAGER: HART WOODSON

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                              PORTFOLIO MANAGER: MARC J. GABELLI

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                             PORTFOLIO MANAGERS: MARC J. GABELLI
                                                                AND CAESAR BRYAN

GABELLI GOLD FUND _________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors.
(NO-LOAD)                                        PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND __________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification.
(NO-LOAD)                                        PORTFOLIO MANAGER: CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY
FLUCTUATION,   ECONOMIC  AND  POLITICAL   RISKS.  THE  FUNDS  LISTED  ABOVE  ARE
DISTRIBUTED BY GABELLI & COMPANY, INC.
--------------------------------------------------------------------------------
     TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES.
      READ THE  PROSPECTUS  CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
                            VISIT OUR WEBSITE AT:
                              WWW.GABELLI.COM
                                 OR, CALL:
                               1-800-GABELLI
       1-800-422-3554 [BULLET] 914-921-5100 [BULLET]  FAX: 914-921-5118
                          [BULLET] INFO@GABELLI.COM
                   ONE CORPORATE CENTER, RYE, NEW YORK 10580

             Gabelli Global Series Funds, Inc.
     THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
                   One Corporate Center
                 Rye, New York 10580-1434
                     1-800-GABELLI
                    [1-800-422-3554]
                   FAX: 1-914-921-5118
                 HTTP://WWW.GABELLI.COM
                E-MAIL: INFO@GABELLI.COM
    (Net Asset Value may be obtained daily  by calling
               1-800-GABELLI after 6:00 P.M.)


                 BOARD OF DIRECTORS

Mario J. Gabelli, CFA           Karl Otto Pohl
CHAIRMAN AND CHIEF              FORMER PRESIDENT
INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana             Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT    MEDICAL DIRECTOR
DOLLAR DRY DOCK SAVINGS BANK    LAWRENCE HOSPITAL

Anthony J. Colavita             Anthonie C. van Ekris
ATTORNEY-AT-LAW                 MANAGING DIRECTOR
ANTHONY J. COLAVITA, P.C.       BALMAC INTERNATIONAL, INC.

John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.

          OFFICERS AND PORTFOLIO MANAGERS

Mario J. Gabelli, CFA           A. Hartswell Woodson, III
PRESIDENT AND CHIEF             VICE PRESIDENT AND
INVESTMENT OFFICER              PORTFOLIO MANAGER

Bruce N. Alpert                 James E. McKee
VICE PRESIDENT AND              SECRETARY
TREASURER

                      DISTRIBUTOR
                Gabelli & Company, Inc.

     CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
          State Street Bank and Trust Company

                     LEGAL COUNSEL
       Skadden, Arps, Slate, Meagher & Flom LLP


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Convertible Securities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an
effective                                                            prospectus.
--------------------------------------------------------------------------------
GAB441Q200SR

                                             [PHOTO OF MARIO J. GABELLI OMITTED]

                                  THE
                                  GABELLI
                                  GLOBAL
                                  CONVERTIBLE SECURITIES
                                  FUND


                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2000